Siemen	s Financial Services, Inc. GUARANTY Dated: May 19, 2011

As used in this guaranty (as amended, restated, supplemented, or otherwise modified from time to time, this “Guaranty”), the following terms have the following meanings:

“SFS”: Siemens Financial Services, Inc., a Delaware corporation having a principal place of business at 170 Wood Avenue South, Iselin, NJ 08830.

“Customers”: G&E HC REIT II Monument LTACH Portfolio, LLC, a Delaware limited liability company; G&E HC REIT II Athens LTACH, LLC, a Delaware limited liability company; G&E HC REIT II Cape Girardeau LTACH, LLC, a Delaware limited liability company; G&E HC REIT II Columbia LTACH, LLC, a Delaware limited liability company; G&E HC REIT II Joplin LTACH, LLC, a Delaware limited liability company, each having a principal place of business at 1551 Tustin Avenue, Suite 300, Santa Ana, California 92705.

“Contract”: Loan and Security Agreement, dated as of May   , 2011, by and among SFS and Customers, as may be amended, restated, supplemented, or otherwise modified from time to time, and together with all annexes, exhibits, and schedules attached thereto.

“Guaranteed Obligations”: All obligations which Customers presently or hereafter may have under the Contract and the other Loan Documents, including but not limited to payment when due of all sums presently or hereafter owing by Customers thereunder.

“Loan Documents”: The “Loan Documents”, as such term is defined in the Contract.

For good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and in order to induce SFS to enter into the Contract and/or to grant certain financial or other accommodations related to the Contract, the undersigned guarantor (herein “Guarantor”) unconditionally guarantees to SFS, the full and prompt payment and performance by Customers of the Guaranteed Obligations. Guarantor acknowledges that its obligations and liability hereunder are several, independent and separate from the obligations and liabilities of any other guarantor.

Guarantor agrees that it shall not be necessary as a condition to enforce this Guaranty that suit first be instituted against Customers or that any rights or remedies against Customers first be exhausted, it being agreed that the liability of Guarantor hereunder shall be primary, direct, and in all respects unconditional. Guarantor agrees that if the maturity of any of the Guaranteed Obligations is accelerated, by default or otherwise, such shall also be deemed accelerated for the purposes of this Guaranty, and without demand upon or notice to Guarantor.

Guarantor authorizes SFS without notice or demand and without affecting its liability hereunder, from time to time to: (a) renew, compromise, extend, accept partial payment of, accelerate or otherwise change the time for payment of, or otherwise change the terms of, the Contract, the other Loan Documents, and any of the Guaranteed Obligations; (b) take and hold security for the payment of this Guaranty or any of the Guaranteed Obligations; (c) exchange, enforce, transfer, substitute, subordinate, collect, liquidate, compromise, waive and release any such security; (d) apply such security and direct the order and manner of disposition thereof as SFS in its discretion may determine; (e) take and hold additional guaranties of the Guaranteed Obligations and amend, alter, exchange, transfer or waive any such guaranties; and (f) release or substitute any one or more guarantors of the Guaranteed Obligations.

Guarantor agrees that its obligations hereunder shall not be impaired in any manner whatsoever by: (a) any waivers granted by SFS; (b) any bankruptcy, extensions, moratoria or other relief granted to Customers pursuant to any statute presently in force or hereafter enacted; (c) the fictitiousness, incorrectness, invalidity or unenforceability, for any reason, of the Contract or any other Loan Document; (d) any disability or other defense that Customers may have under the Contract or any other Loan Document, or any occurrence that releases Customers from liability thereunder; (e) any defenses available to a surety under applicable law; (f) the failure of any person to sign this or a similar guaranty; or (g) the dissolution or release from liability of any other guarantor. Guarantor hereby waives notice of SFS’ acceptance of this Guaranty, all presentments, demands for performance, notices of nonperformance, protests, notices of protest, notices of dishonor, notices of sale of repossessed equipment and any collateral given in connection with the Contract or any other Loan Document, notice of the existence, creation or incurrence of new obligations covered by this Guaranty, and any other matters of which Guarantor might otherwise be entitled. In addition, Guarantor waives any and all rights to assert against SFS any claim or defense based upon an election of remedies by SFS which in any manner impairs, affects, reduces, releases, destroys and/or extinguishes Guarantor’s subrogation rights and/or Guarantor’s right to proceed against Customers for reimbursement, and/or any other rights of Guarantor against Customers, and/or against any other person or security.

In the event that SFS for any reason (including but not limited to bankruptcy preferences), is required to repay or disgorge any amounts or property received by it in respect of the Guaranteed Obligations, then the liability of Guarantor under this Guaranty, with respect to such amounts or property, shall be reinstated. SFS shall not be required to litigate or otherwise dispute its obligation to make such repayments if it, in good faith, believes that such obligation exists. Guarantor agrees that all present and future indebtedness of Customers to Guarantor is hereby subordinated to, assigned and transferred to SFS and pledged and made security for the Guaranteed Obligations in accordance with the terms of that certain Subordination Agreement dated even herewith among SFS, Guarantor and certain other parties thereto, and that Guarantor shall have no right of subrogation against Customers unless and until the Guaranteed Obligations are paid in full.

LEGAL RIGHTS AND OBLIGATIONS HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO THE PRINCIPLES OF CONFLICT OF LAWS THEREOF. GUARANTOR ACKNOWLEDGES THAT THIS GUARANTY AND THE CONTRACT ARE INTEGRAL AGREEMENTS TO AN OVERALL TRANSACTION. ACCORDINGLY, GUARANTOR AGREES TO BE BOUND BY THE TERMS OF THE FORUM SELECTION CLAUSE IN THE CONTRACT, AND FURTHER AGREES THAT ALL ACTIONS AND PROCEEDINGS RELATING DIRECTLY OR INDIRECTLY TO THIS GUARANTY AND/OR THE TRANSACTION CONTEMPLATED HEREIN MAY BE LITIGATED IN ANY FEDERAL, STATE OR LOCAL COURT (a) SITTING IN OR FOR THE COUNTY OF MIDDLESEX, NEW JERSEY AND/OR (b) IN WHICH JURISDICTION IS PROPER OVER THE CUSTOMERS, AND GUARANTOR HEREBY CONSENTS AND SUBMITS TO THE NON-EXCLUSIVE JURISDICTION OF ANY SUCH COURTS. Guarantor acknowledges that any such courts shall be convenient forums, and hereby waives any defense on the grounds of improper venue or forum non conveniens or any similar rules or doctrines. In addition, Guarantor hereby waives personal service of process and consents to service of process by certified or registered mail directed to Guarantor at its address set forth above or to such other address, written notice of which is received by SFS. Such service shall be deemed completed on the third business day after such process is so mailed. GUARANTOR AND THE HOLDER OF THIS GUARANTY, TO THE EXTENT PERMITTED BY LAW, WAIVE ALL RIGHTS TO A JURY TRIAL IN ANY LITIGATION ARISING FROM OR RELATING IN ANY WAY TO THIS GUARANTY OR THE TRANSACTION CONTEMPLATED HEREBY.

THIS GUARANTY CONTAINS THE COMPLETE AGREEMENT OF THE PARTIES WITH RESPECT TO ITS SUBJECT MATTER AND SUPERSEDES AND REPLACES ANY PREVIOUSLY MADE PROPOSALS, REPRESENTATIONS OR AGREEMENTS WITH RESPECT THERETO. No amendment hereunder shall be effective unless in writing, signed by Guarantor and SFS, and no waiver hereunder shall be effective unless in writing, signed by the party to be charged. The obligations hereunder of Guarantor shall be binding upon its respective successors, assigns and legal representatives. This Guaranty is assignable without notice to Guarantor, and if requested, Guarantor shall acknowledge such assignment in writing. This Guaranty shall be construed liberally in favor of SFS and shall inure to the benefit of its successors and assigns. Any information pertaining to Guarantor may be transferred by SFS to any prospective or actual assignee of the Contract and/or the other Loan Documents. Any provision of this Guaranty which is unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability, without invalidating the remaining provisions hereof. No delay on the part of SFS in exercising any right hereunder or in taking any action to collect or enforce payment of the Guaranteed Obligations either against Customers or any other guarantor of the Guaranteed Obligations shall operate as a waiver of any right, or in any manner prejudice SFS’ rights against Guarantor. This Guaranty and the obligations of Guarantor hereunder shall continue in full force and effect until the Guaranteed Obligations shall have been indefeasibly paid or otherwise performed in full. Guarantor shall reimburse SFS on demand for all expenses incurred by it in the enforcement or attempted enforcement of any of its rights against Customers and Guarantor (including costs and reasonable attorneys’ fees).

[SIGNATURE PAGE FOLLOWS]The undersigned corporation warrants for itself that it is authorized by law and by its articles of incorporation to execute this Guaranty, and the person signing the same warrants that (s)he is specifically authorized thereunto by a duly adopted resolution of the board of directors of Guarantor or the bylaws of Guarantor.

IN WITNESS WHEREOF, Guarantor executed this agreement as of the date set forth below, intending to create an instrument executed under seal.

GUARANTOR:

GRUBB & ELLIS HEALTHCARE REIT II, INC.,
a Maryland corporation

By: /s/ Shannon K S Johnson
(Authorized Signature)
Name: Shannon K S Johnson
(Printed or Typed)

Title: Chief Financial Officer
(Printed or Typed)

Date: May 19, 2011
(Printed or Typed)

Address: 1551 N. Tustin Avenue, Suite 300
Santa Ana, CA 92705